                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)      February 21, 2002
                                                --------------------------------



                               U.S. REALTEL, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



               Delaware                               0-30401                              36-4360426
--------------------------------------- ------------------------------------- -------------------------------------
     (State or other jurisdiction             (Commission File Number)                   (IRS Employer
          of incorporation)                                                           Identification No.)



         One Financial Plaza, Suite 1101, Fort Lauderdale, Florida                           33394
----------------------------------------------------------------------------- -------------------------------------
                  (Address of principal executive offices)                                 (Zip Code)



Registrant's telephone number, including area code           (954) 462-0449
                                                  -----------------------------



                                       N/A
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Effective February 21, 2002, U.S. RealTel, Inc. (the "Company") completed the previously announced acquisition of Cypress Communications, Inc. ("Cypress"). Pursuant to Section 253 of the General Corporation Law of Delaware and the merger agreement by and among the Company, Cypress and Cypress Merger Sub, Inc. dated as of January 10, 2002, as amended on January 17, 2002 (the "Merger Agreement"), and upon the terms and subject to the conditions thereof, Merger Sub, a wholly owned subsidiary of the Company, commenced a cash tender offer (the "Offer") for all of the issued and outstanding shares of common stock, $.001 par value per share (the "Shares"), of Cypress at a purchase price of $3.50 per share.

         On February 20, 2002, the Company announced that it had acquired approximately ninety-four percent (94%) of the outstanding common stock of Cypress through a successful tender offer of $3.50 per share, in cash. The acquisition of the remaining shares was completed through the short form merger of Merger Sub with and into Cypress (the "Merger") with Cypress surviving as a wholly owned subsidiary of the Company. The Company obtained financing to purchase the Shares and complete the Merger through a loan from the Oliver Estate, a private entity affiliated with a director of the Company. The description of the terms of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement which is incorporated by reference to Schedule TO.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired. At the present time, it is impractical to provide the required financial statements for Cypress Communications, Inc. as required by this Item 7 of Form 8-K. The Company will file such required financial statements under cover of Form 8-K/A as soon as practicable, but not later than May 7, 2002 (60 days after this Report is required to be filed).

         (b) At the present time, it is impractical to provide the proforma financial information relative to the Cypress Communications, Inc. acquisition as required by Article 11 of Regulation S-X and this Item 7 of Form 8-K. The Company will file such proforma financial information under cover of Form 8-K/A as soon as practicable, but not later than May 7, 2002 (60 days after this Report is required to be filed).

         (c)      Exhibits:

                  2.1 Agreement and Plan of Merger, dated January 10, 2002, by and among Cypress Communications, Inc., U.S. RealTel, Inc. and Cypress Merger Sub, Inc. (the "Merger Agreement")(incorporated by reference to Exhibit d(i) of the Company's Schedule TO filed on January 22, 2002)

                  2.1.1 Amendment No. 1 to the Merger Agreement, dated January 17, 2002. (incorporated by reference to Exhibit d(ii) f the Company's Schedule TO filed on January 22, 2002)

                  99.1 Press Release issued February 20, 2002 by U.S. RealTel, Inc. and Cypress Communications, Inc. (incorporated by reference to Exhibit (a)(5)(vi) of Amendment No. 2 to the Company's Schedule TO filed on February 21, 2002)

                  99.2 Press Release issued February 21, 2002 by U.S. RealTel, Inc. and Cypress Communications, Inc. (incorporated by reference to Exhibit (a)(5)(v) of Amendment No. 2 to the Company's Schedule TO filed on February 21, 2002)








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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                   U.S. REALTEL, INC.



                                     By: /s/ Perry H. Ruda
                                        -------------------
                                        Name:   Perry H. Ruda
                                        Title:  Chairman and Chief Executive
                                                Officer

Dated: February 28, 2002



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                                  EXHIBIT INDEX

         2.1 Agreement and Plan of Merger, dated January 10, 2002, by and among Cypress Communications, Inc., U.S. RealTel, Inc. and Cypress Merger Sub, Inc. (the "Merger Agreement")(incorporated by reference to Exhibit d(i) of the Company's Schedule TO filed on January 22, 2002)

         2.1.1 Amendment No. 1 to the Merger Agreement, dated January 17, 2002. (incorporated by reference to Exhibit d(ii) f the Company's Schedule TO filed on January 22, 2002)

         99.1 Press Release issued February 20, 2002 by U.S. RealTel, Inc. and Cypress Communications, Inc. (incorporated by reference to Exhibit (a)(5)(vi) of Amendment No. 2 to the Company's Schedule TO filed on February 21, 2002)

         99.2 Press Release issued February 21, 2002 by U.S. RealTel, Inc. and Cypress Communications, Inc. (incorporated by reference to Exhibit (a)(5)(v) of Amendment No. 2 to the Company's Schedule TO filed on February 21, 2002)